Supplemental Information
Third Quarter 2023

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Income statement
Net interest income	$42,985	$37,781	$14,379	$14,158	$14,448	$14,681	$13,765
Noninterest income	33,637	32,637	10,788	11,039	11,810	9,851	10,737
Total revenue, net of interest expense	76,622	70,418	25,167	25,197	26,258	24,532	24,502
Provision for credit losses	3,290	1,451	1,234	1,125	931	1,092	898
Noninterest expense	48,114	45,895	15,838	16,038	16,238	15,543	15,303
Income before income taxes	25,218	23,072	8,095	8,034	9,089	7,897	8,301
Pretax, pre-provision income (1)	28,508	24,523	9,329	9,159	10,020	8,989	9,199
Income tax expense	1,847	2,676	293	626	928	765	1,219
Net income	23,371	20,396	7,802	7,408	8,161	7,132	7,082
Preferred stock dividends and other	1,343	1,285	532	306	505	228	503
Net income applicable to common shareholders	22,028	19,111	7,270	7,102	7,656	6,904	6,579
Diluted earnings per common share	2.72	2.34	0.90	0.88	0.94	0.85	0.81
Average diluted common shares issued and outstanding	8,153.4	8,173.3	8,075.9	8,080.7	8,182.3	8,155.7	8,160.8
Dividends paid per common share	$0.68	$0.64	$0.24	$0.22	$0.22	$0.22	$0.22

Performance ratios
Return on average assets	1.00%	0.86%	0.99%	0.94%	1.07%	0.92%	0.90%
Return on average common shareholders’ equity	11.63	10.58	11.24	11.21	12.48	11.24	10.79
Return on average shareholders’ equity	11.10	10.12	10.86	10.52	11.94	10.38	10.37
Return on average tangible common shareholders’ equity (2)	16.09	14.93	15.47	15.49	17.38	15.79	15.21
Return on average tangible shareholders’ equity (2)	14.78	13.68	14.41	14.00	15.98	13.98	13.99
Efficiency ratio	62.79	65.17	62.93	63.65	61.84	63.36	62.45

At period end
Book value per share of common stock	$32.65	$29.96	$32.65	$32.05	$31.58	$30.61	$29.96
Tangible book value per share of common stock (2)	23.79	21.21	23.79	23.23	22.78	21.83	21.21
Market capitalization	216,942	242,338	216,942	228,188	228,012	264,853	242,338
Number of financial centers - U.S.	3,862	3,932	3,862	3,887	3,892	3,913	3,932
Number of branded ATMs - U.S.	15,253	15,572	15,253	15,335	15,407	15,528	15,572
Headcount	212,752	213,270	212,752	215,546	217,059	216,823	213,270

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income
Interest income	$94,633	$47,490	$33,624	$32,354	$28,655	$25,075	$19,621
Interest expense	51,648	9,709	19,245	18,196	14,207	10,394	5,856
Net interest income	42,985	37,781	14,379	14,158	14,448	14,681	13,765

Noninterest income
Fees and commissions	23,990	25,477	8,135	7,961	7,894	7,735	8,001
Market making and similar activities	11,734	9,023	3,325	3,697	4,712	3,052	3,068
Other income (loss)	(2,087)	(1,863)	(672)	(619)	(796)	(936)	(332)
Total noninterest income	33,637	32,637	10,788	11,039	11,810	9,851	10,737
Total revenue, net of interest expense	76,622	70,418	25,167	25,197	26,258	24,532	24,502

Provision for credit losses	3,290	1,451	1,234	1,125	931	1,092	898

Noninterest expense
Compensation and benefits	28,870	27,286	9,551	9,401	9,918	9,161	8,887
Occupancy and equipment	5,370	5,285	1,795	1,776	1,799	1,786	1,777
Information processing and communications	5,017	4,621	1,676	1,644	1,697	1,658	1,546
Product delivery and transaction related	2,726	2,749	880	956	890	904	892
Professional fees	1,609	1,493	545	527	537	649	525
Marketing	1,472	1,365	501	513	458	460	505
Other general operating	3,050	3,096	890	1,221	939	925	1,171
Total noninterest expense	48,114	45,895	15,838	16,038	16,238	15,543	15,303
Income before income taxes	25,218	23,072	8,095	8,034	9,089	7,897	8,301
Income tax expense	1,847	2,676	293	626	928	765	1,219
Net income	$23,371	$20,396	$7,802	$7,408	$8,161	$7,132	$7,082
Preferred stock dividends and other	1,343	1,285	532	306	505	228	503
Net income applicable to common shareholders	$22,028	$19,111	$7,270	$7,102	$7,656	$6,904	$6,579

Per common share information
Earnings	$2.74	$2.35	$0.91	$0.88	$0.95	$0.85	$0.81
Diluted earnings	2.72	2.34	0.90	0.88	0.94	0.85	0.81
Average common shares issued and outstanding	8,041.3	8,122.2	8,017.1	8,040.9	8,065.9	8,088.3	8,107.7
Average diluted common shares issued and outstanding	8,153.4	8,173.3	8,075.9	8,080.7	8,182.3	8,155.7	8,160.8

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net income	$23,371	$20,396	$7,802	$7,408	$8,161	$7,132	$7,082
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	81	(6,381)	(642)	168	555	353	(1,112)
Net change in debit valuation adjustments	(419)	1,298	(25)	(404)	10	(543)	462
Net change in derivatives	(317)	(10,890)	(366)	(1,993)	2,042	835	(3,703)
Employee benefit plan adjustments	25	97	6	9	10	(764)	37
Net change in foreign currency translation adjustments	(6)	(47)	(23)	5	12	(10)	(37)
Other comprehensive income (loss)	(636)	(15,923)	(1,050)	(2,215)	2,629	(129)	(4,353)
Comprehensive income (loss)	$22,735	$4,473	$6,752	$5,193	$10,790	$7,003	$2,729

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income
Interest income
Loans and leases	$41,897	$25,805	$14,830	$13,970	$13,097	$12,114	$10,231
Debt securities	14,809	12,111	4,658	4,691	5,460	5,016	4,239
Federal funds sold and securities borrowed or purchased under agreements to resell	13,555	1,835	4,888	4,955	3,712	2,725	1,446
Trading account assets	6,321	3,753	2,217	2,076	2,028	1,768	1,449
Other interest income	18,051	3,986	7,031	6,662	4,358	3,452	2,256
Total interest income	94,633	47,490	33,624	32,354	28,655	25,075	19,621

Interest expense
Deposits	17,439	1,719	7,340	5,785	4,314	2,999	1,235
Short-term borrowings	22,164	2,705	7,629	8,355	6,180	4,273	2,264
Trading account liabilities	1,486	1,117	510	472	504	421	383
Long-term debt	10,559	4,168	3,766	3,584	3,209	2,701	1,974
Total interest expense	51,648	9,709	19,245	18,196	14,207	10,394	5,856
Net interest income	$42,985	$37,781	$14,379	$14,158	$14,448	$14,681	$13,765

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,973	$3,067	$994	$1,023	$956	$1,029	$1,060
Other card income	1,562	1,464	526	523	513	523	513
Total card income	4,535	4,531	1,520	1,546	1,469	1,552	1,573
Service charges
Deposit-related fees	3,266	4,109	1,124	1,045	1,097	1,081	1,162
Lending-related fees	972	907	340	319	313	308	304
Total service charges	4,238	5,016	1,464	1,364	1,410	1,389	1,466
Investment and brokerage services
Asset management fees	8,990	9,308	3,103	2,969	2,918	2,844	2,920
Brokerage fees	2,664	2,870	860	870	934	879	875
Total investment and brokerage services	11,654	12,178	3,963	3,839	3,852	3,723	3,795
Investment banking fees
Underwriting income	1,757	1,559	531	657	569	411	452
Syndication fees	620	896	209	180	231	174	283
Financial advisory services	1,186	1,297	448	375	363	486	432
Total investment banking fees	3,563	3,752	1,188	1,212	1,163	1,071	1,167
Total fees and commissions	23,990	25,477	8,135	7,961	7,894	7,735	8,001
Market making and similar activities	11,734	9,023	3,325	3,697	4,712	3,052	3,068
Other income (loss)	(2,087)	(1,863)	(672)	(619)	(796)	(936)	(332)
Total noninterest income	$33,637	$32,637	$10,788	$11,039	$11,810	$9,851	$10,737

(1)Gross interchange fees and merchant income were $9.9 billion and $9.5 billion and are presented net of $7.0 billion and $6.4 billion of expenses for rewards and partner payments as well as certain other card costs for the nine months ended September 30, 2023 and 2022. Gross interchange fees and merchant income were $3.4 billion, $3.4 billion, $3.2 billion, $3.3 billion and $3.3 billion and are presented net of $2.4 billion, $2.4 billion, $2.2 billion, $2.3 billion and $2.2 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2023 and the fourth and third quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2023	June 30 2023	September 30 2022
Assets
Cash and due from banks	$25,255	$29,651	$27,802
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	326,471	343,902	177,174
Cash and cash equivalents	351,726	373,553	204,976
Time deposits placed and other short-term investments	7,995	7,941	7,449
Federal funds sold and securities borrowed or purchased under agreements to resell	309,249	276,281	275,247
Trading account assets	306,409	311,400	293,458
Derivative assets	47,464	46,475	71,956
Debt securities:
Carried at fair value	175,540	142,040	236,245
Held-to-maturity, at cost	603,333	614,118	643,713
Total debt securities	778,873	756,158	879,958
Loans and leases	1,049,149	1,051,224	1,032,466
Allowance for loan and lease losses	(13,287)	(12,950)	(12,302)
Loans and leases, net of allowance	1,035,862	1,038,274	1,020,164
Premises and equipment, net	11,821	11,688	11,117
Goodwill	69,021	69,021	69,022
Loans held-for-sale	7,591	6,788	7,629
Customer and other receivables	74,347	74,000	76,211
Other assets	152,732	151,619	155,766
Total assets	$3,153,090	$3,123,198	$3,072,953

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$549,333	$571,621	$696,976
Interest-bearing	1,228,039	1,197,396	1,143,317
Deposits in non-U.S. offices:
Noninterest-bearing	15,276	16,662	21,630
Interest-bearing	91,953	91,530	76,174
Total deposits	1,884,601	1,877,209	1,938,097
Federal funds purchased and securities loaned or sold under agreements to repurchase	300,703	288,627	215,627
Trading account liabilities	102,820	97,818	84,768
Derivative liabilities	40,855	43,399	50,156
Short-term borrowings	40,196	41,017	21,044
Accrued expenses and other liabilities	206,492	205,736	224,615
Long-term debt	290,359	286,073	269,122
Total liabilities	2,866,026	2,839,879	2,803,429
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 4,088,099, 4,088,099 and 4,117,652 shares	28,397	28,397	29,134
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,923,357,339, 7,953,563,116 and 8,024,450,244 shares	56,710	57,267	59,460
Retained earnings	223,749	218,397	201,957
Accumulated other comprehensive income (loss)	(21,792)	(20,742)	(21,027)
Total shareholders’ equity	287,064	283,319	269,524
Total liabilities and shareholders’ equity	$3,153,090	$3,123,198	$3,072,953

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,654	$4,610	$2,794
Loans and leases	15,732	15,884	16,073
Allowance for loan and lease losses	(804)	(796)	(802)
Loans and leases, net of allowance	14,928	15,088	15,271
All other assets	175	126	93
Total assets of consolidated variable interest entities	$19,757	$19,824	$18,158

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,059	$1,877	$82
Long-term debt	5,653	5,701	3,240
All other liabilities	10	10	9
Total liabilities of consolidated variable interest entities	$7,722	$7,588	$3,331

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2023	June 30 2023	September 30 2022
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$194,230	$190,113	$175,554
Tier 1 capital	222,623	218,503	204,675
Total capital	251,129	248,023	235,276
Risk-weighted assets	1,634,075	1,639,064	1,599,322
Common equity tier 1 capital ratio	11.9%	11.6%	11.0%
Tier 1 capital ratio	13.6	13.3	12.8
Total capital ratio	15.4	15.1	14.7

Advanced Approaches
Common equity tier 1 capital	$194,230	$190,113	$175,554
Tier 1 capital	222,623	218,503	204,675
Total capital	241,573	239,279	228,334
Risk-weighted assets	1,442,360	1,436,130	1,390,505
Common equity tier 1 capital ratio	13.5%	13.2%	12.6%
Tier 1 capital ratio	15.4	15.2	14.7
Total capital ratio	16.7	16.7	16.4

Leverage-based metrics (1):
Adjusted average assets	$3,050,808	$3,097,700	$3,028,175
Tier 1 leverage ratio	7.3%	7.1%	6.8%

Supplementary leverage exposure	$3,597,014	$3,641,635	$3,555,578
Supplementary leverage ratio	6.2%	6.0%	5.8%

Total ending equity to total ending assets ratio	9.1	9.1	8.8
Common equity ratio	8.2	8.2	7.8
Tangible equity ratio (2)	7.0	7.0	6.6
Tangible common equity ratio (2)	6.1	6.1	5.7

(1)Regulatory capital ratios at September 30, 2023 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Common equity tier 1 ratio under the Standardized approach for June 30, 2023 and September 30, 2022; and Total capital ratio under the Standardized approach for September 30, 2023.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2023	June 30 2023	September 30 2022
Total common shareholders' equity	$258,667	$254,922	$240,390
CECL transitional amount (1)	1,254	1,254	1,881
Goodwill, net of related deferred tax liabilities	(68,644)	(68,644)	(68,641)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,778)	(7,757)	(7,658)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,508)	(1,523)	(1,561)
Defined benefit pension plan net assets, net-of-tax	(911)	(898)	(1,227)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	967	956	(240)
Accumulated net (gain) loss on certain cash flow hedges (2)	12,251	11,886	12,762
Other	(68)	(83)	(152)
Common equity tier 1 capital	194,230	190,113	175,554
Qualifying preferred stock, net of issuance cost	28,396	28,396	29,134
Other	(3)	(6)	(13)
Tier 1 capital	222,623	218,503	204,675
Tier 2 capital instruments	15,975	17,066	19,507
Qualifying allowance for credit losses (3)	13,007	12,684	11,325
Other	(476)	(230)	(231)
Total capital under the Standardized approach	251,129	248,023	235,276
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(9,556)	(8,744)	(6,942)
Total capital under the Advanced approaches	$241,573	$239,279	$228,334

(1)September 30, 2023, June 30, 2023 and September 30, 2022 include 50 percent, 50 percent and 75 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2023			Second Quarter 2023			Third Quarter 2022
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$353,183	$4,613	5.18%	$359,042	$4,303	4.81%	$184,263	$848	1.83%
Time deposits placed and other short-term investments	8,629	113	5.20	11,271	129	4.56	10,352	34	1.33
Federal funds sold and securities borrowed or purchased under agreements to resell	287,403	4,888	6.75	294,535	4,955	6.75	278,059	1,446	2.06
Trading account assets	191,283	2,244	4.66	187,420	2,091	4.47	163,744	1,465	3.55
Debt securities	752,569	4,685	2.47	771,355	4,717	2.44	901,654	4,259	1.88
Loans and leases (2)
Residential mortgage	229,001	1,745	3.04	228,758	1,704	2.98	228,474	1,616	2.83
Home equity	25,661	390	6.04	25,957	353	5.45	27,282	229	3.32
Credit card	98,049	2,727	11.03	94,431	2,505	10.64	85,009	2,187	10.20
Direct/Indirect and other consumer	104,134	1,354	5.16	104,915	1,274	4.87	108,300	923	3.38
Total consumer	456,845	6,216	5.41	454,061	5,836	5.15	449,065	4,955	4.39
U.S. commercial	377,728	5,061	5.32	379,027	4,786	5.06	377,183	3,427	3.60
Non-U.S. commercial	123,781	2,088	6.69	125,827	1,949	6.21	127,793	1,028	3.19
Commercial real estate	74,088	1,364	7.30	74,065	1,303	7.06	66,707	738	4.39
Commercial lease financing	13,812	166	4.79	13,628	149	4.38	13,586	124	3.65
Total commercial	589,409	8,679	5.84	592,547	8,187	5.54	585,269	5,317	3.61
Total loans and leases	1,046,254	14,895	5.65	1,046,608	14,023	5.37	1,034,334	10,272	3.94
Other earning assets	99,378	2,339	9.35	102,712	2,271	8.88	98,172	1,403	5.67
Total earning assets	2,738,699	33,777	4.90	2,772,943	32,489	4.70	2,670,578	19,727	2.94
Cash and due from banks	25,772			26,098			27,250
Other assets, less allowance for loan and lease losses	363,995			376,317			407,718
Total assets	$3,128,466			$3,175,358			$3,105,546
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$942,368	$4,304	1.81%	$951,403	$3,565	1.50%	$981,145	$832	0.34%
Time and savings deposits	271,425	2,149	3.14	230,008	1,452	2.53	164,313	193	0.47
Total U.S. interest-bearing deposits	1,213,793	6,453	2.11	1,181,411	5,017	1.70	1,145,458	1,025	0.35
Non-U.S. interest-bearing deposits	97,095	887	3.63	96,802	768	3.18	79,383	210	1.05
Total interest-bearing deposits	1,310,888	7,340	2.22	1,278,213	5,785	1.82	1,224,841	1,235	0.40
Federal funds purchased and securities loaned or sold under agreements to repurchase	294,878	5,342	7.19	322,728	5,807	7.22	211,346	1,338	2.51
Short-term borrowings and other interest-bearing liabilities	140,513	2,287	6.45	163,739	2,548	6.24	137,253	926	2.68
Trading account liabilities	48,084	510	4.21	44,944	472	4.22	46,507	383	3.27
Long-term debt	245,819	3,766	6.10	248,480	3,584	5.78	250,204	1,974	3.14
Total interest-bearing liabilities	2,040,182	19,245	3.75	2,058,104	18,196	3.55	1,870,151	5,856	1.24
Noninterest-bearing sources
Noninterest-bearing deposits	565,265			597,140			737,934
Other liabilities (3)	238,044			237,689			226,444
Shareholders’ equity	284,975			282,425			271,017
Total liabilities and shareholders’ equity	$3,128,466			$3,175,358			$3,105,546
Net interest spread			1.15%			1.15%			1.70%
Impact of noninterest-bearing sources			0.96			0.91			0.36
Net interest income/yield on earning assets (4)		$14,532	2.11%		$14,293	2.06%		$13,871	2.06%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $41.1 billion, $39.9 billion and $29.2 billion of structured notes and liabilities for the third and second quarters of 2023 and the third quarter of 2022, respectively.
(4)Net interest income includes FTE adjustments of $153 million, $135 million and $106 million for the third and second quarters of 2023 and the third quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$22,435	$—	$(1,931)	$20,504
Agency-collateralized mortgage obligations	1,964	—	(266)	1,698
Commercial	7,309	14	(582)	6,741
Non-agency residential	452	3	(68)	387
Total mortgage-backed securities	32,160	17	(2,847)	29,330
U.S. Treasury and government agencies	104,828	6	(1,198)	103,636
Non-U.S. securities	18,901	18	(47)	18,872
Other taxable securities	3,271	1	(93)	3,179
Tax-exempt securities	10,965	—	(372)	10,593
Total available-for-sale debt securities	170,125	42	(4,557)	165,610
Other debt securities carried at fair value (1)	9,933	56	(59)	9,930
Total debt securities carried at fair value	180,058	98	(4,616)	175,540
Held-to-maturity debt securities
Agency mortgage-backed securities	474,100	—	(106,890)	367,210
U.S. Treasury and government agencies	121,633	—	(23,351)	98,282
Other taxable securities	7,632	—	(1,363)	6,269
Total held-to-maturity debt securities	603,365	—	(131,604)	471,761
Total debt securities	$783,423	$98	$(136,220)	$647,301

	June 30, 2023
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$23,621	$1	$(1,469)	$22,153
Agency-collateralized mortgage obligations	2,033	—	(230)	1,803
Commercial	6,966	26	(511)	6,481
Non-agency residential	455	3	(59)	399
Total mortgage-backed securities	33,075	30	(2,269)	30,836
U.S. Treasury and government agencies	72,422	1	(1,065)	71,358
Non-U.S. securities	15,445	33	(70)	15,408
Other taxable securities	3,858	1	(86)	3,773
Tax-exempt securities	10,884	14	(268)	10,630
Total available-for-sale debt securities	135,684	79	(3,758)	132,005
Other debt securities carried at fair value (1)	10,008	122	(95)	10,035
Total debt securities carried at fair value	145,692	201	(3,853)	142,040
Held-to-maturity debt securities
Agency mortgage-backed securities	484,753	—	(85,005)	399,748
U.S. Treasury and government agencies	121,621	—	(19,788)	101,833
Other taxable securities	7,775	—	(1,005)	6,770
Total held-to-maturity debt securities	614,149	—	(105,798)	508,351
Total debt securities	$759,841	$201	$(109,651)	$650,391

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
FTE basis data (1)
Net interest income	$43,407	$38,096	$14,532	$14,293	$14,582	$14,804	$13,871
Total revenue, net of interest expense	77,044	70,733	25,320	25,332	26,392	24,655	24,608
Net interest yield	2.12%	1.87%	2.11%	2.06%	2.20%	2.22%	2.06%
Efficiency ratio	62.45	64.88	62.55	63.31	61.53	63.05	62.18

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $422 million and $315 million for the nine months ended September 30, 2023 and 2022, and $153 million, $135 million and $134 million for the third, second and first quarters of 2023, and $123 million and $106 million for the fourth and third quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,532	$8,391	$1,755	$3,613	$674	$99
Noninterest income
Fees and commissions:
Card income	1,520	1,325	9	197	16	(27)
Service charges	1,464	605	20	754	85	—
Investment and brokerage services	3,963	80	3,396	14	475	(2)
Investment banking fees	1,188	—	45	743	463	(63)
Total fees and commissions	8,135	2,010	3,470	1,708	1,039	(92)
Market making and similar activities	3,325	5	34	21	3,195	70
Other income (loss)	(672)	66	62	861	34	(1,695)
Total noninterest income (loss)	10,788	2,081	3,566	2,590	4,268	(1,717)
Total revenue, net of interest expense	25,320	10,472	5,321	6,203	4,942	(1,618)
Provision for credit losses	1,234	1,397	(6)	(119)	(14)	(24)
Noninterest expense	15,838	5,256	3,950	2,804	3,235	593
Income (loss) before income taxes	8,248	3,819	1,377	3,518	1,721	(2,187)
Income tax expense (benefit)	446	955	344	950	473	(2,276)
Net income	$7,802	$2,864	$1,033	$2,568	$1,248	$89

Average
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412
Total assets (1)	3,128,466	1,059,152	335,124	601,378	863,653	269,159
Total deposits	1,876,153	980,051	291,770	504,432	31,890	68,010
Quarter end
Total loans and leases	$1,049,149	$313,216	$218,913	$373,351	$134,386	$9,283
Total assets (1)	3,153,090	1,062,038	333,779	588,578	864,792	303,903
Total deposits	1,884,601	982,302	290,732	494,938	31,041	85,588

	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,293	$8,437	$1,805	$3,690	$297	$64
Noninterest income
Fees and commissions:
Card income	1,546	1,341	12	200	19	(26)
Service charges	1,364	525	18	735	85	1
Investment and brokerage services	3,839	76	3,251	14	499	(1)
Investment banking fees	1,212	—	40	718	503	(49)
Total fees and commissions	7,961	1,942	3,321	1,667	1,106	(75)
Market making and similar activities	3,697	5	32	69	3,409	182
Other income (loss)	(619)	140	84	1,036	59	(1,938)
Total noninterest income (loss)	11,039	2,087	3,437	2,772	4,574	(1,831)
Total revenue, net of interest expense	25,332	10,524	5,242	6,462	4,871	(1,767)
Provision for credit losses	1,125	1,267	13	9	(4)	(160)
Noninterest expense	16,038	5,453	3,925	2,819	3,349	492
Income (loss) before income taxes	8,169	3,804	1,304	3,634	1,526	(2,099)
Income tax expense (benefit)	761	951	326	981	420	(1,917)
Net income (loss)	$7,408	$2,853	$978	$2,653	$1,106	$(182)

Average
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745
Total assets (1)	3,175,358	1,085,469	340,105	595,585	877,471	276,728
Total deposits	1,875,353	1,006,337	295,380	497,533	33,222	42,881
Quarter end
Total loans and leases	$1,051,224	$309,735	$219,208	$381,609	$131,128	$9,544
Total assets (1)	3,123,198	1,084,512	338,184	586,397	851,771	262,334
Total deposits	1,877,209	1,004,482	292,526	492,734	33,049	54,418

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,871	$7,784	$1,981	$3,326	$743	$37
Noninterest income
Fees and commissions:
Card income	1,573	1,331	16	206	18	2
Service charges	1,466	597	18	771	81	(1)
Investment and brokerage services	3,795	73	3,255	11	457	(1)
Investment banking fees	1,167	—	47	726	430	(36)
Total fees and commissions	8,001	2,001	3,336	1,714	986	(36)
Market making and similar activities	3,068	3	30	52	2,874	109
Other income (loss)	(332)	116	82	499	(120)	(909)
Total noninterest income (loss)	10,737	2,120	3,448	2,265	3,740	(836)
Total revenue, net of interest expense	24,608	9,904	5,429	5,591	4,483	(799)
Provision for credit losses	898	738	37	170	11	(58)
Noninterest expense	15,303	5,097	3,816	2,651	3,023	716
Income (loss) before income taxes	8,407	4,069	1,576	2,770	1,449	(1,457)
Income tax expense (benefit)	1,325	997	386	734	384	(1,176)
Net income (loss)	$7,082	$3,072	$1,190	$2,036	$1,065	$(281)

Average
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629
Total assets (1)	3,105,546	1,145,846	383,468	585,683	847,899	142,650
Total deposits	1,962,775	1,069,093	339,487	495,154	38,820	20,221
Quarter end
Total loans and leases	$1,032,466	$297,825	$224,858	$377,711	$121,721	$10,351
Total assets (1)	3,072,953	1,149,918	370,790	575,442	848,752	128,051
Total deposits	1,938,097	1,072,580	324,859	484,309	37,318	19,031

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,407	$25,421	$5,436	$11,210	$1,080	$260
Noninterest income
Fees and commissions:
Card income	4,535	3,940	33	587	51	(76)
Service charges	4,238	1,729	57	2,203	248	1
Investment and brokerage services	11,654	230	9,885	37	1,507	(5)
Investment banking fees	3,563	—	124	2,129	1,435	(125)
Total fees and commissions	23,990	5,899	10,099	4,956	3,241	(205)
Market making and similar activities	11,734	15	100	135	11,002	482
Other income (loss)	(2,087)	367	243	2,567	116	(5,380)
Total noninterest income (loss)	33,637	6,281	10,442	7,658	14,359	(5,103)
Total revenue, net of interest expense	77,044	31,702	15,878	18,868	15,439	(4,843)
Provision for credit losses	3,290	3,753	32	(347)	(71)	(77)
Noninterest expense	48,114	16,182	11,942	8,563	9,935	1,492
Income (loss) before income taxes	25,640	11,767	3,904	10,652	5,575	(6,258)
Income tax expense (benefit)	2,269	2,942	976	2,876	1,533	(6,058)
Net income (loss)	$23,371	$8,825	$2,928	$7,776	$4,042	$(200)

Average
Total loans and leases	$1,044,756	$307,091	$219,530	$380,076	$128,317	$9,742
Total assets (1)	3,133,415	1,083,120	344,709	595,329	870,366	239,891
Total deposits	1,881,655	1,004,041	300,308	498,224	33,725	45,357
Period end
Total loans and leases	$1,049,149	$313,216	$218,913	$373,351	$134,386	$9,283
Total assets (1)	3,153,090	1,062,038	333,779	588,578	864,792	303,903
Total deposits	1,884,601	982,302	290,732	494,938	31,041	85,588

	Nine Months Ended September 30, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$38,096	$21,551	$5,451	$8,304	$2,717	$73
Noninterest income
Fees and commissions:
Card income	4,531	3,836	51	578	49	17
Service charges	5,016	2,120	56	2,590	246	4
Investment and brokerage services	12,178	232	10,395	36	1,520	(5)
Investment banking fees	3,752	—	154	2,298	1,473	(173)
Total fees and commissions	25,477	6,188	10,656	5,502	3,288	(157)
Market making and similar activities	9,023	5	66	181	8,721	50
Other income (loss)	(1,863)	109	165	1,804	(449)	(3,492)
Total noninterest income (loss)	32,637	6,302	10,887	7,487	11,560	(3,599)
Total revenue, net of interest expense	70,733	27,853	16,338	15,791	14,277	(3,526)
Provision for credit losses	1,451	1,036	29	492	24	(130)
Noninterest expense	45,895	14,977	11,706	8,133	9,249	1,830
Income (loss) before income taxes	23,387	11,840	4,603	7,166	5,004	(5,226)
Income tax expense (benefit)	2,991	2,901	1,128	1,899	1,326	(4,263)
Net income (loss)	$20,396	$8,939	$3,475	$5,267	$3,678	$(963)

Average
Total loans and leases	$1,009,211	$289,672	$218,030	$373,547	$114,505	$13,457
Total assets (1)	3,156,657	1,144,587	407,819	605,884	857,747	140,620
Total deposits	2,006,584	1,067,785	362,611	514,612	41,448	20,128
Period end
Total loans and leases	$1,032,466	$297,825	$224,858	$377,711	$121,721	$10,351
Total assets (1)	3,072,953	1,149,918	370,790	575,442	848,752	128,051
Total deposits	1,938,097	1,072,580	324,859	484,309	37,318	19,031

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income	$25,421	$21,551	$8,391	$8,437	$8,593	$8,494	$7,784
Noninterest income:
Card income	3,940	3,836	1,325	1,341	1,274	1,333	1,331
Service charges	1,729	2,120	605	525	599	586	597
All other income	612	346	151	221	240	369	192
Total noninterest income	6,281	6,302	2,081	2,087	2,113	2,288	2,120
Total revenue, net of interest expense	31,702	27,853	10,472	10,524	10,706	10,782	9,904

Provision for credit losses	3,753	1,036	1,397	1,267	1,089	944	738

Noninterest expense	16,182	14,977	5,256	5,453	5,473	5,100	5,097
Income before income taxes	11,767	11,840	3,819	3,804	4,144	4,738	4,069
Income tax expense	2,942	2,901	955	951	1,036	1,161	997
Net income	$8,825	$8,939	$2,864	$2,853	$3,108	$3,577	$3,072

Net interest yield	3.26%	2.61%	3.26%	3.24%	3.27%	3.11%	2.79%
Return on average allocated capital (1)	28	30	27	27	30	35	30
Efficiency ratio	51.05	53.77	50.18	51.81	51.12	47.29	51.47

Balance Sheet
Average
Total loans and leases	$307,091	$289,672	$310,761	$306,662	$303,772	$300,360	$295,231
Total earning assets (2)	1,043,476	1,104,653	1,019,980	1,045,743	1,065,202	1,083,850	1,106,513
Total assets (2)	1,083,120	1,144,587	1,059,152	1,085,469	1,105,245	1,123,813	1,145,846
Total deposits	1,004,041	1,067,785	980,051	1,006,337	1,026,242	1,047,058	1,069,093
Allocated capital (1)	42,000	40,000	42,000	42,000	42,000	40,000	40,000

Period end
Total loans and leases	$313,216	$297,825	$313,216	$309,735	$304,480	$304,761	$297,825
Total earning assets (2)	1,023,162	1,110,524	1,023,162	1,043,228	1,081,780	1,085,079	1,110,524
Total assets (2)	1,062,038	1,149,918	1,062,038	1,084,512	1,124,438	1,126,453	1,149,918
Total deposits	982,302	1,072,580	982,302	1,004,482	1,044,768	1,048,799	1,072,580

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Average deposit balances
Checking	$572,939	$599,640	$562,319	$575,792	$580,910	$588,668	$599,099
Savings	65,585	72,545	62,352	66,142	68,327	69,790	71,933
MMS	318,042	361,011	296,833	317,942	339,823	356,015	365,271
CDs and IRAs	43,459	29,730	54,596	42,445	33,098	28,619	28,731
Other	4,016	4,859	3,951	4,016	4,084	3,966	4,059
Total average deposit balances	$1,004,041	$1,067,785	$980,051	$1,006,337	$1,026,242	$1,047,058	$1,069,093

Deposit spreads (excludes noninterest costs)
Checking	2.30%	1.94%	2.38%	2.30%	2.22%	2.09%	1.98%
Savings	2.65	2.19	2.77	2.65	2.53	2.33	2.19
MMS	3.24	1.39	3.49	3.28	2.99	2.25	1.64
CDs and IRAs	2.87	1.09	2.55	2.96	3.27	2.91	1.85
Other	4.74	1.12	5.05	4.80	4.37	3.35	2.04
Total deposit spreads	2.66	1.74	2.76	2.67	2.54	2.19	1.88

Consumer investment assets	$387,467	$302,413	$387,467	$386,761	$354,892	$319,648	$302,413

Active digital banking users (in thousands) (1)	45,797	43,496	45,797	45,713	44,962	44,054	43,496
Active mobile banking users (in thousands) (2)	37,487	34,922	37,487	37,329	36,322	35,452	34,922
Financial centers	3,862	3,932	3,862	3,887	3,892	3,913	3,932
ATMs	15,253	15,572	15,253	15,335	15,407	15,528	15,572

Total credit card (3)
Loans
Average credit card outstandings	$94,775	$81,505	$98,049	$94,431	$91,775	$89,575	$85,009
Ending credit card outstandings	99,686	87,296	99,686	97,009	92,469	93,421	87,296
Credit quality
Net charge-offs	$1,784	$948	$673	$610	$501	$386	$328
	2.52%	1.55%	2.72%	2.60%	2.21%	1.71%	1.53%
30+ delinquency	$2,097	$1,202	$2,097	$1,810	$1,674	$1,505	$1,202
	2.10%	1.38%	2.10%	1.87%	1.81%	1.61%	1.38%
90+ delinquency	$1,016	$547	$1,016	$897	$828	$717	$547
	1.02%	0.63%	1.02%	0.92%	0.90%	0.77%	0.63%
Other total credit card indicators (3)
Gross interest yield	11.85%	10.14%	12.03%	11.66%	11.85%	11.18%	10.71%
Risk-adjusted margin	8.06	10.13	7.70	7.83	8.69	9.87	10.07
New accounts (in thousands)	3,386	3,301	1,062	1,137	1,187	1,096	1,256
Purchase volumes	$270,358	$263,788	$91,711	$93,103	$85,544	$92,800	$91,064

Debit card data
Purchase volumes	$390,891	$373,426	$133,553	$132,962	$124,376	$130,157	$127,135

Loan production (4)
Consumer Banking:
First mortgage	$7,392	$18,695	$2,547	$2,889	$1,956	$2,286	$4,028
Home equity	6,389	5,875	2,035	2,171	2,183	2,113	1,999
Total (5):
First mortgage	$15,473	$39,548	$5,596	$5,940	$3,937	$5,217	$8,724
Home equity	7,559	6,995	2,421	2,542	2,596	2,596	2,420

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2023			Second Quarter 2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,391	$5,571	$2,820	$8,437	$5,733	$2,704
Noninterest income:
Card income	1,325	(11)	1,336	1,341	(10)	1,351
Service charges	605	605	—	525	524	1
All other income	151	116	35	221	177	44
Total noninterest income	2,081	710	1,371	2,087	691	1,396
Total revenue, net of interest expense	10,472	6,281	4,191	10,524	6,424	4,100

Provision for credit losses	1,397	128	1,269	1,267	103	1,164

Noninterest expense	5,256	3,240	2,016	5,453	3,428	2,025
Income before income taxes	3,819	2,913	906	3,804	2,893	911
Income tax expense	955	729	226	951	723	228
Net income	$2,864	$2,184	$680	$2,853	$2,170	$683

Net interest yield	3.26%	2.26%	3.65%	3.24%	2.29%	3.58%
Return on average allocated capital (1)	27	63	10	27	64	10
Efficiency ratio	50.18	51.60	48.06	51.81	53.33	49.43

Balance Sheet
Average
Total loans and leases	$310,761	$4,139	$306,622	$306,662	$4,078	$302,584
Total earning assets (2)	1,019,980	975,968	306,982	1,045,743	1,002,528	302,944
Total assets (2)	1,059,152	1,009,390	312,731	1,085,469	1,035,969	309,228
Total deposits	980,051	974,674	5,377	1,006,337	1,001,307	5,030
Allocated capital (1)	42,000	13,700	28,300	42,000	13,700	28,300

Period end
Total loans and leases	$313,216	$4,165	$309,051	$309,735	$4,122	$305,613
Total earning assets (2)	1,023,162	978,133	309,527	1,043,228	999,281	306,121
Total assets (2)	1,062,038	1,010,771	315,765	1,084,512	1,034,405	312,281
Total deposits	982,302	976,007	6,295	1,004,482	999,262	5,220

				Third Quarter 2022
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,784	$5,006	$2,778
Noninterest income:
Card income				1,331	(10)	1,341
Service charges				597	597	—
All other income				192	141	51
Total noninterest income				2,120	728	1,392
Total revenue, net of interest expense				9,904	5,734	4,170

Provision for credit losses				738	173	565

Noninterest expense				5,097	3,141	1,956
Income before income taxes				4,069	2,420	1,649
Income tax expense				997	593	404
Net income				$3,072	$1,827	$1,245

Net interest yield				2.79%	1.87%	3.76%
Return on average allocated capital (1)				30	56	18
Efficiency ratio				51.47	54.78	46.92

Balance Sheet
Average
Total loans and leases				$295,231	$4,153	$291,078
Total earning assets (2)				1,106,513	1,064,585	293,366
Total assets (2)				1,145,846	1,096,911	300,374
Total deposits				1,069,093	1,063,075	6,018
Allocated capital (1)				40,000	13,000	27,000

Period end
Total loans and leases				$297,825	$4,134	$293,691
Total earning assets (2)				1,110,524	1,068,130	295,637
Total assets (2)				1,149,918	1,100,517	302,644
Total deposits				1,072,580	1,066,522	6,058

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2023			2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$25,421	$17,120	$8,301	$21,551	$13,535	$8,016
Noninterest income:
Card income	3,940	(31)	3,971	3,836	(27)	3,863
Service charges	1,729	1,727	2	2,120	2,118	2
All other income	612	490	122	346	264	82
Total noninterest income	6,281	2,186	4,095	6,302	2,355	3,947
Total revenue, net of interest expense	31,702	19,306	12,396	27,853	15,890	11,963

Provision for credit losses	3,753	414	3,339	1,036	388	648

Noninterest expense	16,182	10,082	6,100	14,977	9,204	5,773
Income before income taxes	11,767	8,810	2,957	11,840	6,298	5,542
Income tax expense	2,942	2,203	739	2,901	1,543	1,358
Net income	$8,825	$6,607	$2,218	$8,939	$4,755	$4,184

Net interest yield	3.26%	2.29%	3.66%	2.61%	1.70%	3.73%
Return on average allocated capital (1)	28	64	11	30	49	21
Efficiency ratio	51.05	52.23	49.21	53.77	57.92	48.26

Balance Sheet
Average
Total loans and leases	$307,091	$4,113	$302,978	$289,672	$4,171	$285,501
Total earning assets (2)	1,043,476	1,000,143	303,266	1,104,653	1,062,668	287,422
Total assets (2)	1,083,120	1,033,618	309,435	1,144,587	1,095,830	294,193
Total deposits	1,004,041	998,947	5,094	1,067,785	1,061,876	5,909
Allocated capital (1)	42,000	13,700	28,300	40,000	13,000	27,000

Period end
Total loans and leases	$313,216	$4,165	$309,051	$297,825	$4,134	$293,691
Total earning assets (2)	1,023,162	978,133	309,527	1,110,524	1,068,130	295,637
Total assets (2)	1,062,038	1,010,771	315,765	1,149,918	1,100,517	302,644
Total deposits	982,302	976,007	6,295	1,072,580	1,066,522	6,058

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income	$5,436	$5,451	$1,755	$1,805	$1,876	$2,015	$1,981
Noninterest income:
Investment and brokerage services	9,885	10,395	3,396	3,251	3,238	3,166	3,255
All other income	557	492	170	186	201	229	193
Total noninterest income	10,442	10,887	3,566	3,437	3,439	3,395	3,448
Total revenue, net of interest expense	15,878	16,338	5,321	5,242	5,315	5,410	5,429

Provision for credit losses	32	29	(6)	13	25	37	37

Noninterest expense	11,942	11,706	3,950	3,925	4,067	3,784	3,816
Income before income taxes	3,904	4,603	1,377	1,304	1,223	1,589	1,576
Income tax expense	976	1,128	344	326	306	389	386
Net income	$2,928	$3,475	$1,033	$978	$917	$1,200	$1,190

Net interest yield	2.19%	1.84%	2.16%	2.21%	2.20%	2.29%	2.12%
Return on average allocated capital (1)	21	27	22	21	20	27	27
Efficiency ratio	75.21	71.65	74.28	74.86	76.53	69.96	70.28

Balance Sheet
Average
Total loans and leases	$219,530	$218,030	$218,569	$218,604	$221,448	$225,094	$223,734
Total earning assets (2)	331,738	395,023	322,032	327,066	346,384	348,718	370,733
Total assets (2)	344,709	407,819	335,124	340,105	359,164	361,592	383,468
Total deposits	300,308	362,611	291,770	295,380	314,019	317,849	339,487
Allocated capital (1)	18,500	17,500	18,500	18,500	18,500	17,500	17,500

Period end
Total loans and leases	$218,913	$224,858	$218,913	$219,208	$217,804	$223,910	$224,858
Total earning assets (2)	320,196	357,434	320,196	324,820	336,560	355,461	357,434
Total assets (2)	333,779	370,790	333,779	338,184	349,888	368,893	370,790
Total deposits	290,732	324,859	290,732	292,526	301,471	323,899	324,859

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Revenue by Business
Merrill Wealth Management	$13,135	$13,649	$4,398	$4,340	$4,397	$4,486	$4,524
Bank of America Private Bank	2,743	2,689	923	902	918	924	905
Total revenue, net of interest expense	$15,878	$16,338	$5,321	$5,242	$5,315	$5,410	$5,429

Client Balances by Business, at period end
Merrill Wealth Management	$2,978,229	$2,710,985	$2,978,229	$3,057,680	$2,952,681	$2,822,910	$2,710,985
Bank of America Private Bank	572,624	537,771	572,624	577,514	568,925	563,931	537,771
Total client balances	$3,550,853	$3,248,756	$3,550,853	$3,635,194	$3,521,606	$3,386,841	$3,248,756

Client Balances by Type, at period end
Assets under management (1)	$1,496,601	$1,329,557	$1,496,601	$1,531,042	$1,467,242	$1,401,474	$1,329,557
Brokerage and other assets	1,578,123	1,413,946	1,578,123	1,628,294	1,571,409	1,482,025	1,413,946
Deposits	290,732	324,859	290,732	292,526	301,471	323,899	324,859
Loans and leases (2)	221,684	228,129	221,684	222,280	220,633	226,973	228,129
Less: Managed deposits in assets under management	(36,287)	(47,735)	(36,287)	(38,948)	(39,149)	(47,530)	(47,735)
Total client balances	$3,550,853	$3,248,756	$3,550,853	$3,635,194	$3,521,606	$3,386,841	$3,248,756

Assets Under Management Rollforward
Assets under management, beginning balance	$1,401,474	$1,638,782	$1,531,042	$1,467,242	$1,401,474	$1,329,557	$1,411,344
Net client flows	43,784	20,680	14,226	14,296	15,262	105	4,110
Market valuation/other	51,343	(329,905)	(48,667)	49,504	50,506	71,812	(85,897)
Total assets under management, ending balance	$1,496,601	$1,329,557	$1,496,601	$1,531,042	$1,467,242	$1,401,474	$1,329,557

Advisors, at period end
Total wealth advisors (3)	19,130	18,841	19,130	19,099	19,243	19,273	18,841

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income	$11,210	$8,304	$3,613	$3,690	$3,907	$3,880	$3,326
Noninterest income:
Service charges	2,203	2,590	754	735	714	703	771
Investment banking fees	2,129	2,298	743	718	668	706	726
All other income	3,326	2,599	1,093	1,319	914	1,149	768
Total noninterest income	7,658	7,487	2,590	2,772	2,296	2,558	2,265
Total revenue, net of interest expense	18,868	15,791	6,203	6,462	6,203	6,438	5,591

Provision for credit losses	(347)	492	(119)	9	(237)	149	170

Noninterest expense	8,563	8,133	2,804	2,819	2,940	2,833	2,651
Income before income taxes	10,652	7,166	3,518	3,634	3,500	3,456	2,770
Income tax expense	2,876	1,899	950	981	945	916	734
Net income	$7,776	$5,267	$2,568	$2,653	$2,555	$2,540	$2,036

Net interest yield	2.84%	2.05%	2.68%	2.80%	3.03%	2.90%	2.53%
Return on average allocated capital (1)	21	16	21	22	21	23	18
Efficiency ratio	45.38	51.50	45.22	43.59	47.41	44.03	47.41

Balance Sheet
Average
Total loans and leases	$380,076	$373,547	$376,214	$383,058	$381,009	$380,385	$384,305
Total earning assets (2)	528,205	541,670	534,153	527,959	522,374	531,206	521,555
Total assets (2)	595,329	605,884	601,378	595,585	588,886	595,525	585,683
Total deposits	498,224	514,612	504,432	497,533	492,577	503,472	495,154
Allocated capital (1)	49,250	44,500	49,250	49,250	49,250	44,500	44,500

Period end
Total loans and leases	$373,351	$377,711	$373,351	$381,609	$383,491	$379,107	$377,711
Total earning assets (2)	521,423	511,494	521,423	518,547	524,299	522,539	511,494
Total assets (2)	588,578	575,442	588,578	586,397	591,231	588,466	575,442
Total deposits	494,938	484,309	494,938	492,734	495,949	498,661	484,309

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Investment Banking fees (1)
Advisory (2)	$1,042	$1,197	$396	$333	$313	$446	$397
Debt issuance	808	915	255	263	290	184	273
Equity issuance	279	186	92	122	65	76	56
Total Investment Banking fees (3)	$2,129	$2,298	$743	$718	$668	$706	$726

Business Lending
Corporate	$3,693	$2,908	$1,300	$1,359	$1,034	$1,417	$902
Commercial	3,765	3,128	1,262	1,270	1,233	1,188	1,111
Business Banking	191	186	61	63	67	65	66
Total Business Lending revenue	$7,649	$6,222	$2,623	$2,692	$2,334	$2,670	$2,079

Global Transaction Services
Corporate	$4,424	$3,456	$1,392	$1,483	$1,549	$1,546	$1,369
Commercial	3,172	2,981	998	1,045	1,129	1,185	1,112
Business Banking	1,161	835	379	395	387	378	322
Total Global Transaction Services revenue	$8,757	$7,272	$2,769	$2,923	$3,065	$3,109	$2,803

Average deposit balances
Interest-bearing	$287,376	$156,950	$315,289	$289,187	$257,012	$225,671	$171,203
Noninterest-bearing	210,848	357,662	189,143	208,346	235,565	277,801	323,951
Total average deposits	$498,224	$514,612	$504,432	$497,533	$492,577	$503,472	$495,154

Loan spread	1.53%	1.51%	1.52%	1.52%	1.55%	1.52%	1.51%

Provision for credit losses	$(347)	$492	$(119)	$9	$(237)	$149	$170

Credit quality (4, 5)
Reservable criticized utilized exposure	$22,025	$15,809	$22,025	$19,714	$18,104	$17,519	$15,809
	5.58%	3.95%	5.58%	4.89%	4.46%	4.37%	3.95%

Nonperforming loans, leases and foreclosed properties	$1,908	$1,057	$1,908	$1,248	$1,023	$923	$1,057
	0.51%	0.28%	0.51%	0.33%	0.27%	0.25%	0.28%

Average loans and leases by product
U.S. commercial	$228,461	$223,550	$225,758	$230,111	$229,558	$230,591	$233,027
Non-U.S. commercial	80,889	83,733	78,748	81,546	82,412	82,222	84,287
Commercial real estate	56,690	51,811	57,573	57,449	55,019	54,104	53,042
Commercial lease financing	14,035	14,451	14,134	13,951	14,019	13,467	13,948
Other	1	2	1	1	1	1	1
Total average loans and leases	$380,076	$373,547	$376,214	$383,058	$381,009	$380,385	$384,305

Total Corporation Investment Banking fees
Advisory (2)	$1,186	$1,297	$448	$375	$363	$486	$432
Debt issuance	1,814	2,109	570	600	644	414	616
Equity issuance	687	520	232	287	168	189	156
Total investment banking fees including self-led deals	3,687	3,926	1,250	1,262	1,175	1,089	1,204
Self-led deals	(124)	(174)	(62)	(50)	(12)	(18)	(37)
Total Investment Banking fees	$3,563	$3,752	$1,188	$1,212	$1,163	$1,071	$1,167

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income	$1,080	$2,717	$674	$297	$109	$371	$743
Noninterest income:
Investment and brokerage services	1,507	1,520	475	499	533	482	457
Investment banking fees	1,435	1,473	463	503	469	347	430
Market making and similar activities	11,002	8,721	3,195	3,409	4,398	2,685	2,874
All other income	415	(154)	135	163	117	(24)	(21)
Total noninterest income	14,359	11,560	4,268	4,574	5,517	3,490	3,740
Total revenue, net of interest expense (1)	15,439	14,277	4,942	4,871	5,626	3,861	4,483

Provision for credit losses	(71)	24	(14)	(4)	(53)	4	11

Noninterest expense	9,935	9,249	3,235	3,349	3,351	3,171	3,023
Income before income taxes	5,575	5,004	1,721	1,526	2,328	686	1,449
Income tax expense	1,533	1,326	473	420	640	182	384
Net income	$4,042	$3,678	$1,248	$1,106	$1,688	$504	$1,065

Return on average allocated capital (2)	12%	12%	11%	10%	15%	5%	10%
Efficiency ratio	64.35	64.78	65.47	68.74	59.56	82.14	67.42

Balance Sheet
Average
Total trading-related assets	$618,908	$598,213	$609,744	$621,125	$626,035	$608,493	$592,391
Total loans and leases	128,317	114,505	131,298	128,539	125,046	123,022	120,435
Total earning assets	647,386	600,477	655,971	657,947	627,935	610,045	591,883
Total assets	870,366	857,747	863,653	877,471	870,038	857,319	847,899
Total deposits	33,725	41,448	31,890	33,222	36,109	37,219	38,820
Allocated capital (2)	45,500	42,500	45,500	45,500	45,500	42,500	42,500

Period end
Total trading-related assets	$613,009	$592,938	$613,009	$599,787	$599,841	$564,769	$592,938
Total loans and leases	134,386	121,721	134,386	131,128	130,804	127,735	121,721
Total earning assets	660,172	595,988	660,172	640,712	632,873	587,772	595,988
Total assets	864,792	848,752	864,792	851,771	861,477	812,489	848,752
Total deposits	31,041	37,318	31,041	33,049	33,624	39,077	37,318

Trading-related assets (average)
Trading account securities	$321,607	$301,690	$307,990	$317,928	$339,248	$309,217	$308,514
Reverse repurchases	133,912	127,527	135,401	139,480	126,760	122,753	112,828
Securities borrowed	118,912	115,898	119,936	120,481	116,280	119,334	114,032
Derivative assets	44,477	53,098	46,417	43,236	43,747	57,189	57,017
Total trading-related assets	$618,908	$598,213	$609,744	$621,125	$626,035	$608,493	$592,391

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$8,817	$7,760	$2,710	$2,667	$3,440	$2,157	$2,552
Equities	4,940	5,204	1,695	1,618	1,627	1,368	1,540
Total sales and trading revenue	$13,757	$12,964	$4,405	$4,285	$5,067	$3,525	$4,092

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$8,916	$7,555	$2,723	$2,764	$3,429	$2,343	$2,567
Equities	4,945	5,196	1,698	1,623	1,624	1,375	1,539
Total sales and trading revenue, excluding net debit valuation adjustment	$13,861	$12,751	$4,421	$4,387	$5,053	$3,718	$4,106

Sales and trading revenue breakdown
Net interest income	$581	$2,348	$518	$137	$(74)	$188	$586
Commissions	1,495	1,479	474	492	529	476	444
Trading	10,999	8,719	3,194	3,407	4,398	2,684	2,873
Other	682	418	219	249	214	177	189
Total sales and trading revenue	$13,757	$12,964	$4,405	$4,285	$5,067	$3,525	$4,092

(1)    Includes Global Banking sales and trading revenue of $464 million and $785 million for the nine months ended September 30, 2023 and 2022, and $133 million, $154 million and $177 million for the third, second and first quarters of 2023, and $262 million and $287 million for the fourth and third quarters of 2022, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(104) million and $213 million for the nine months ended September 30, 2023 and 2022, and $(16) million, $(102) million and $14 million for the third, second and first quarters of 2023, and $(193) million and $(14) million for the fourth and third quarters of 2022, respectively. FICC net DVA gains (losses) were $(99) million and $205 million for the nine months ended September 30, 2023 and 2022, and $(13) million, $(97) million and $11 million for the third, second and first quarters of 2023, and $(186) million and $(15) million for the fourth and third quarters of 2022, respectively. Equities net DVA gains (losses) were $(5) million and $8 million for the nine months ended September 30, 2023 and 2022, and $(3) million, $(5) million and $3 million for the third, second and first quarters of 2023, and $(7) million and $1 million for the fourth and third quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022
Net interest income	$260	$73	$99	$64	$97	$44	$37
Noninterest income (loss)	(5,103)	(3,599)	(1,717)	(1,831)	(1,555)	(1,880)	(836)
Total revenue, net of interest expense	(4,843)	(3,526)	(1,618)	(1,767)	(1,458)	(1,836)	(799)

Provision for credit losses	(77)	(130)	(24)	(160)	107	(42)	(58)

Noninterest expense	1,492	1,830	593	492	407	655	716
Loss before income taxes	(6,258)	(5,226)	(2,187)	(2,099)	(1,972)	(2,449)	(1,457)
Income tax expense (benefit)	(6,058)	(4,263)	(2,276)	(1,917)	(1,865)	(1,760)	(1,176)
Net income (loss)	$(200)	$(963)	$89	$(182)	$(107)	$(689)	$(281)

Balance Sheet
Average
Total loans and leases	$9,742	$13,457	$9,412	$9,745	$10,077	$10,386	$10,629
Total assets (2)	239,891	140,620	269,159	276,728	172,725	136,040	142,650
Total deposits	45,357	20,128	68,010	42,881	24,702	19,946	20,221

Period end
Total loans and leases	$9,283	$10,351	$9,283	$9,544	$9,827	$10,234	$10,351
Total assets (3)	303,903	128,051	303,903	262,334	267,623	155,074	128,051
Total deposits	85,588	19,031	85,588	54,418	34,590	19,905	19,031

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $981.8 billion and $1.1 trillion for the nine months ended September 30, 2023 and 2022, and $955.7 billion, $977.8 billion and $1.0 trillion for the third, second and first quarters of 2023, and $1.0 trillion and $1.1 trillion for the fourth and third quarters of 2022, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $945.7 billion, $963.6 billion, $1.0 trillion, $1.0 trillion and $1.1 trillion at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2023	June 30 2023	September 30 2022
Consumer
Residential mortgage	$229,166	$228,915	$229,062
Home equity	25,492	25,536	26,845
Credit card	99,687	97,009	87,296
Direct/Indirect consumer (1)	104,059	104,412	107,159
Other consumer (2)	122	132	171
Total consumer loans excluding loans accounted for under the fair value option	458,526	456,004	450,533
Consumer loans accounted for under the fair value option (3)	253	266	355
Total consumer	458,779	456,270	450,888

Commercial
U.S. commercial	356,330	360,796	355,370
Non-U.S. commercial	123,713	123,518	123,035
Commercial real estate (4)	73,193	74,290	67,952
Commercial lease financing	13,904	13,493	12,956
	567,140	572,097	559,313
U.S. small business commercial (5)	19,233	18,796	17,769
Total commercial loans excluding loans accounted for under the fair value option	586,373	590,893	577,082
Commercial loans accounted for under the fair value option (3)	3,997	4,061	4,496
Total commercial	590,370	594,954	581,578
Total loans and leases	$1,049,149	$1,051,224	$1,032,466

(1)Includes primarily auto and specialty lending loans and leases of $54.0 billion, $53.3 billion and $50.7 billion, U.S. securities-based lending loans of $46.5 billion, $47.3 billion and $52.6 billion and non-U.S. consumer loans of $2.8 billion, $2.9 billion and $2.9 billion at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $67 million, $69 million and $74 million and home equity loans of $186 million, $197 million and $281 million at September 30, 2023, June 30, 2023 and September 30, 2022, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.5 billion, $2.3 billion and $2.4 billion and non-U.S. commercial loans of $1.5 billion, $1.8 billion and $2.1 billion at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(4)Includes U.S. commercial real estate loans of $67.3 billion, $68.1 billion and $63.9 billion and non-U.S. commercial real estate loans of $5.9 billion, $6.2 billion and $4.0 billion at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,001	$116,828	$104,635	$1	$—	$7,537
Home equity	25,661	21,123	2,372	—	173	1,993
Credit card	98,049	94,781	3,268	—	—	—
Direct/Indirect and other consumer	104,134	53,840	50,291	—	—	3
Total consumer	456,845	286,572	160,566	1	173	9,533

Commercial
U.S. commercial	377,728	24,179	50,267	225,758	77,369	155
Non-U.S. commercial	123,781	—	681	78,748	44,306	46
Commercial real estate	74,088	10	7,055	57,573	9,450	—
Commercial lease financing	13,812	—	—	14,134	—	(322)
Total commercial	589,409	24,189	58,003	376,213	131,125	(121)
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412

	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,758	$117,141	$104,024	$1	$—	$7,592
Home equity	25,957	21,221	2,376	—	187	2,173
Credit card	94,431	91,252	3,180	—	—	(1)
Direct/Indirect and other consumer	104,915	53,431	51,481	—	—	3
Total consumer	454,061	283,045	161,061	1	187	9,767

Commercial
U.S. commercial	379,027	23,607	49,591	230,111	75,535	183
Non-U.S. commercial	125,827	—	928	81,546	43,236	117
Commercial real estate	74,065	10	7,024	57,449	9,581	1
Commercial lease financing	13,628	—	—	13,951	—	(323)
Total commercial	592,547	23,617	57,543	383,057	128,352	(22)
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745

	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,474	$118,173	$102,204	$1	$—	$8,096
Home equity	27,282	21,939	2,480	—	216	2,647
Credit card	85,009	82,081	2,929	—	—	(1)
Direct/Indirect and other consumer	108,300	51,130	57,167	—	—	3
Total consumer	449,065	273,323	164,780	1	216	10,745

Commercial
U.S. commercial	377,183	21,897	52,090	233,027	69,962	207
Non-U.S. commercial	127,793	—	1,278	84,287	42,190	38
Commercial real estate	66,707	11	5,586	53,042	8,067	1
Commercial lease financing	13,586	—	—	13,948	—	(362)
Total commercial	585,269	21,908	58,954	384,304	120,219	(116)
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 5)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2023	June 30 2023	September 30 2022	September 30 2023	June 30 2023	September 30 2022
Asset managers & funds	$106,525	$104,838	$118,183	$173,531	$168,062	$172,468
Real estate (6)	73,318	74,545	70,535	99,840	101,284	98,590
Capital goods	48,858	49,505	47,669	93,327	92,886	89,447
Finance companies	56,733	57,375	50,749	81,968	82,742	74,003
Healthcare equipment and services	34,986	34,511	32,693	61,151	61,174	57,834
Retailing	26,261	25,618	26,850	57,664	54,017	52,916
Materials	25,132	26,192	26,552	55,496	55,838	55,599
Food, beverage and tobacco	22,609	24,351	23,258	49,678	49,331	48,317
Consumer services	27,735	27,826	26,250	49,395	49,921	46,186
Government & public education	32,058	32,398	36,635	46,602	46,720	48,991
Individuals and trusts	32,297	32,930	34,976	43,323	43,957	44,640
Commercial services and supplies	24,089	24,588	23,010	42,992	42,500	43,769
Utilities	17,806	18,655	19,280	38,220	39,108	39,560
Transportation	24,004	23,486	21,671	36,607	35,317	34,033
Energy	13,855	12,999	16,934	36,312	36,034	37,829
Global commercial banks	27,544	26,444	30,209	30,313	28,994	32,482
Technology hardware and equipment	10,796	10,980	10,993	29,812	29,909	28,135
Media	14,427	14,558	12,282	25,817	26,377	27,331
Software and services	10,160	10,770	13,908	24,839	25,397	26,678
Insurance	11,357	10,591	12,427	21,811	20,096	20,901
Vehicle dealers	14,359	14,245	11,788	21,334	21,228	19,698
Consumer durables and apparel	9,437	9,619	10,251	20,462	21,146	21,167
Pharmaceuticals and biotechnology	7,294	7,070	7,722	20,244	21,859	18,779
Telecommunication services	9,276	9,901	8,530	17,005	17,370	16,608
Automobiles and components	7,207	8,060	7,529	15,447	15,979	15,685
Food and staples retailing	7,973	7,519	7,046	13,698	13,107	11,728
Financial markets infrastructure (clearinghouses)	2,409	3,013	7,894	4,762	5,797	12,704
Religious and social organizations	2,400	2,437	2,736	4,518	4,373	4,990
Total commercial credit exposure by industry	$700,905	$705,024	$718,560	$1,216,168	$1,210,523	$1,201,068

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $53.4 billion, $52.1 billion and $40.7 billion at September 30, 2023, June 30, 2023 and September 30, 2022, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $32.9 billion, $30.9 billion and $59.3 billion, which consists primarily of other marketable securities, at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(2)Total utilized and total committed exposure includes loans of $4.0 billion, $4.1 billion and $4.5 billion and issued letters of credit with a notional amount of $14 million, $12 million and $37 million accounted for under the fair value option at September 30, 2023, June 30, 2023 and September 30, 2022, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $1.8 billion, $2.6 billion and $3.5 billion at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Includes $415 million, $545 million and $1.5 billion of PPP loan exposure across impacted industries at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(6)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
Residential mortgage	$2,185	$2,140	$2,125	$2,167	$2,187
Home equity	479	482	488	510	532
Direct/Indirect consumer	128	107	101	77	41
Total consumer	2,792	2,729	2,714	2,754	2,760
U.S. commercial	561	476	559	553	640
Non-U.S. commercial	102	84	125	212	274
Commercial real estate	1,343	816	502	271	282
Commercial lease financing	18	6	4	4	11
	2,024	1,382	1,190	1,040	1,207
U.S. small business commercial	17	15	14	14	16
Total commercial	2,041	1,397	1,204	1,054	1,223
Total nonperforming loans and leases	4,833	4,126	3,918	3,808	3,983
Foreclosed properties (1)	160	148	165	170	173
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$4,993	$4,274	$4,083	$3,978	$4,156

Fully-insured home loans past due 30 days or more and still accruing	$523	$525	$580	$627	$672
Consumer credit card past due 30 days or more and still accruing	2,097	1,811	1,674	1,505	1,202
Other loans past due 30 days or more and still accruing	2,848	2,920	3,146	4,008	3,281
Total loans past due 30 days or more and still accruing (4, 5)	$5,468	$5,256	$5,400	$6,140	$5,155

Fully-insured home loans past due 90 days or more and still accruing	$265	$288	$338	$368	$427
Consumer credit card past due 90 days or more and still accruing	1,016	896	828	717	547
Other loans past due 90 days or more and still accruing	286	356	508	626	647
Total loans past due 90 days or more and still accruing (5)	$1,567	$1,540	$1,674	$1,711	$1,621

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.16%	0.14%	0.13%	0.13%	0.14%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.48	0.41	0.39	0.38	0.40
Nonperforming loans and leases/Total loans and leases (6)	0.46	0.39	0.38	0.37	0.39

Commercial reservable criticized utilized exposure (7)	$23,722	$21,469	$19,789	$19,274	$17,659
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.83%	3.44%	3.17%	3.12%	2.88%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.12	3.79	3.67	3.70	2.82

(1)Includes repossessed assets of $20 million for the third quarter of 2023 and $0 for the remaining quarters.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $173 million, $174 million, $250 million, $219 million and $222 million at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $22 million, $39 million, $36 million, $58 million and $81 million at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.3 billion, $4.3 billion, $4.4 billion, $5.8 billion and $4.9 billion at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,729	$2,714	$2,754	$2,760	$2,866
Additions	297	258	253	208	236
Reductions:
Paydowns and payoffs	(117)	(131)	(103)	(89)	(124)
Sales	(2)	(2)	(2)	(1)	(1)
Returns to performing status (2)	(91)	(92)	(170)	(109)	(193)
Charge-offs (3)	(13)	(13)	(12)	(6)	(12)
Transfers to foreclosed properties	(11)	(5)	(6)	(9)	(12)
Total net additions (reductions) to nonperforming loans and leases	63	15	(40)	(6)	(106)
Total nonperforming consumer loans and leases, end of period	2,792	2,729	2,714	2,754	2,760
Foreclosed properties (4)	112	97	117	121	125
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,904	$2,826	$2,831	$2,875	$2,885

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$1,397	$1,204	$1,054	$1,223	$1,298
Additions	875	484	419	141	307
Reductions:
Paydowns	(153)	(171)	(72)	(144)	(180)
Sales	—	(3)	—	(4)	(12)
Returns to performing status (6)	(2)	(7)	(52)	(35)	(148)
Charge-offs	(67)	(87)	(88)	(127)	(42)
Transfers to foreclosed properties	—	(23)	—	—	—
Transfers to loans held-for-sale	(9)	—	(57)	—	—
Total net additions (reductions) to nonperforming loans and leases	644	193	150	(169)	(75)
Total nonperforming commercial loans and leases, end of period	2,041	1,397	1,204	1,054	1,223
Foreclosed properties (4)	48	51	48	49	48
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,089	$1,448	$1,252	$1,103	$1,271

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, certain troubled debt restructurings were classified as nonperforming at the time of restructuring and were only returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $19 million in consumer loans and $1 million in commercial loans for the third quarter of 2023 and $0 for the remaining quarters.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, troubled debt restructurings were generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2023		Second Quarter 2023		First Quarter 2023		Fourth Quarter 2022		Third Quarter 2022
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$2	—%	$2	—%	$1	—%	$(1)	—%	$(3)	(0.01)%
Home equity	(14)	(0.22)	(16)	(0.25)	(12)	(0.18)	(18)	(0.27)	(18)	(0.25)
Credit card	673	2.72	610	2.60	501	2.21	386	1.71	328	1.53
Direct/Indirect consumer	25	0.10	17	0.06	1	—	1	—	9	0.03
Other consumer	118	n/m	107	n/m	162	n/m	163	n/m	143	n/m
Total consumer	804	0.70	720	0.64	653	0.58	531	0.47	459	0.41
U.S. commercial	5	0.01	5	0.01	47	0.05	47	0.05	23	0.03
Non-U.S. commercial	(2)	(0.01)	—	—	20	0.07	31	0.10	(6)	(0.02)
Total commercial and industrial	3	—	5	—	67	0.06	78	0.06	17	0.01
Commercial real estate	39	0.21	69	0.37	22	0.12	34	0.20	13	0.08
Commercial lease financing	3	0.08	1	—	(1)	(0.01)	2	0.05	(1)	(0.05)
	45	0.03	75	0.05	88	0.06	114	0.08	29	0.02
U.S. small business commercial	82	1.74	74	1.62	66	1.48	44	0.99	32	0.72
Total commercial	127	0.09	149	0.10	154	0.11	158	0.11	61	0.04
Total net charge-offs	$931	0.35	$869	0.33	$807	0.32	$689	0.26	$520	0.20

By Business Segment and All Other
Consumer Banking	$911	1.16%	$819	1.07%	$729	0.97%	$591	0.78%	$512	0.69%
Global Wealth & Investment Management	4	0.01	3	0.01	6	0.01	4	0.01	5	0.01
Global Banking	20	0.02	59	0.06	87	0.09	112	0.12	26	0.03
Global Markets	13	0.04	5	0.02	—	—	(1)	(0.01)	(1)	—
All Other	(17)	(0.68)	(17)	(0.74)	(15)	(0.59)	(17)	(0.66)	(22)	(0.80)
Total net charge-offs	$931	0.35	$869	0.33	$807	0.32	$689	0.26	$520	0.20

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2023		2022
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$5	—%	$73	0.04%
Home equity (3)	(42)	(0.22)	(72)	(0.35)
Credit card	1,784	2.52	948	1.55
Direct/Indirect consumer	43	0.05	17	0.02
Other consumer	387	n/m	358	n/m
Total consumer	2,177	0.64	1,324	0.40
U.S. commercial	57	0.02	24	0.01
Non-U.S. commercial	18	0.02	(10)	(0.01)
Total commercial and industrial	75	0.02	14	—
Commercial real estate	130	0.24	32	0.07
Commercial lease financing	3	0.02	3	0.03
	208	0.05	49	0.01
U.S. small business commercial	222	1.62	110	0.82
Total commercial	430	0.10	159	0.04
Total net charge-offs	$2,607	0.34	$1,483	0.20

By Business Segment and All Other
Consumer Banking	$2,459	1.07%	$1,430	0.66%
Global Wealth & Investment Management	13	0.01	15	0.01
Global Banking	166	0.06	28	0.01
Global Markets	18	0.02	16	0.02
All Other	(49)	(0.67)	(6)	(0.06)
Total net charge-offs	$2,607	0.34	$1,483	0.20

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0 and $84 million for the nine months ended September 30, 2023 and 2022.
(3)Includes loan sale net charge-offs (recoveries) of $0 and $(8) million for the nine months ended September 30, 2023 and 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2023		June 30, 2023		September 30, 2022
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$344	0.15%	$366	0.16%	$282	0.12%
Home equity	68	0.27	61	0.24	102	0.38
Credit card	6,987	7.01	6,564	6.77	5,879	6.74
Direct/Indirect consumer	671	0.64	659	0.63	525	0.49
Other consumer	97	n/m	100	n/m	92	n/m
Total consumer	8,167	1.78	7,750	1.70	6,880	1.53
U.S. commercial (2)	2,764	0.74	2,846	0.75	3,018	0.81
Non-U.S. commercial	918	0.74	968	0.78	1,191	0.97
Commercial real estate	1,393	1.90	1,338	1.80	1,161	1.71
Commercial lease financing	45	0.33	48	0.35	52	0.40
Total commercial	5,120	0.87	5,200	0.88	5,422	0.94
Allowance for loan and lease losses	13,287	1.27	12,950	1.24	12,302	1.20
Reserve for unfunded lending commitments	1,353		1,388		1,515
Allowance for credit losses	$14,640		$14,338		$13,817

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.27%		1.24%		1.20%
Allowance for loan and lease losses/Total nonperforming loans and leases (3)		275		314		309
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		3.60		3.71		5.96

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 25.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $983 million, $927 million and $864 million at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
(3)Allowance for loan and lease losses includes $5.3 billion, $5.5 billion and $6.7 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at September 30, 2023, June 30, 2023 and September 30, 2022, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 165 percent, 181 percent and 140 percent at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the nine months ended September 30, 2023 and 2022, and the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
	2023	2022

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$25,218	$23,072	$8,095	$8,034	$9,089	$7,897	$8,301
Provision for credit losses	3,290	1,451	1,234	1,125	931	1,092	898
Pretax, pre-provision income	$28,508	$24,523	$9,329	$9,159	$10,020	$8,989	$9,199

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$281,579	$269,514	$284,975	$282,425	$277,252	$272,629	$271,017
Goodwill	(69,022)	(69,022)	(69,021)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,049)	(2,127)	(2,029)	(2,049)	(2,068)	(2,088)	(2,107)
Related deferred tax liabilities	895	925	890	895	899	914	920
Tangible shareholders’ equity	$211,403	$199,290	$214,815	$212,249	$207,061	$202,433	$200,808
Preferred stock	(28,397)	(28,094)	(28,397)	(28,397)	(28,397)	(28,982)	(29,134)
Tangible common shareholders’ equity	$183,006	$171,196	$186,418	$183,852	$178,664	$173,451	$171,674

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$287,064	$269,524	$287,064	$283,319	$280,196	$273,197	$269,524
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,016)	(2,094)	(2,016)	(2,036)	(2,055)	(2,075)	(2,094)
Related deferred tax liabilities	886	915	886	890	895	899	915
Tangible shareholders’ equity	$216,913	$199,323	$216,913	$213,152	$210,014	$202,999	$199,323
Preferred stock	(28,397)	(29,134)	(28,397)	(28,397)	(28,397)	(28,397)	(29,134)
Tangible common shareholders’ equity	$188,516	$170,189	$188,516	$184,755	$181,617	$174,602	$170,189

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,153,090	$3,072,953	$3,153,090	$3,123,198	$3,194,657	$3,051,375	$3,072,953
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,016)	(2,094)	(2,016)	(2,036)	(2,055)	(2,075)	(2,094)
Related deferred tax liabilities	886	915	886	890	895	899	915
Tangible assets	$3,082,939	$3,002,752	$3,082,939	$3,053,031	$3,124,475	$2,981,177	$3,002,752

Book value per share of common stock
Common shareholders’ equity	$258,667	$240,390	$258,667	$254,922	$251,799	$244,800	$240,390
Ending common shares issued and outstanding	7,923.4	8,024.5	7,923.4	7,953.6	7,972.4	7,996.8	8,024.5
Book value per share of common stock	$32.65	$29.96	$32.65	$32.05	$31.58	$30.61	$29.96

Tangible book value per share of common stock
Tangible common shareholders’ equity	$188,516	$170,189	$188,516	$184,755	$181,617	$174,602	$170,189
Ending common shares issued and outstanding	7,923.4	8,024.5	7,923.4	7,953.6	7,972.4	7,996.8	8,024.5
Tangible book value per share of common stock	$23.79	$21.21	$23.79	$23.23	$22.78	$21.83	$21.21

Current-period information is preliminary and based on company data available at the time of the presentation.	33